UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 19, 2020

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Annual Meeting of Stockholders

The Board of Directors (the “Board”) of ProPetro Holding Corp. (the “Company”) has established Thursday, October 22, 2020 as the date for the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”), to be held via a virtual meeting format only. The Board also established the close of business on August 26, 2020 as the record date for the determination of stockholders entitled to receive notice of and to vote at the 2020 Annual Meeting. The time and virtual attendance instructions of the 2020 Annual Meeting will be set forth in the Company’s proxy statement for the 2020 Annual Meeting, to be electronically filed prior to the 2020 Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Proposals and Nomination of Directors

Because the 2020 Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders on June 14, 2019, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company may set a deadline for receipt of Rule 14a-8 stockholder proposals that is a reasonable time before the Company plans to print and send its proxy materials.

Stockholders who wish to have a proposal considered for inclusion in the Company’s proxy statement for the 2020 Annual Meeting must ensure that their proposal is received by the Secretary of the Company at 1706 S. Midkiff, Midland, Texas 79701 no later than July 30, 2020, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act in order to be eligible for inclusion in the Company’s proxy statement for the 2020 Annual Meeting. The July 30, 2020 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

In addition, in accordance with the Company’s amended and restated bylaws (the “Bylaws”), stockholders who wish to bring business before the 2020 Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board at the 2020 Annual Meeting must ensure that written notice (including the questionnaire, representation, agreement and all other information required by the Bylaws) of such proposal or nomination is received by the Secretary of the Company at the address specified above no later than the close of business on July 30, 2020. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: July 20, 2020	By:	/s/ Darin G. Holderness
Darin G. Holderness
Chief Financial Officer

3